                                                                   EXHIBIT 10.33

     Supplement No. 2 (this "Supplement") dated as of April 5, 2007, to the Security Agreement dated as of November 30, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the "Security Agreement") among Altra Industrial Motion, Inc., a Delaware corporation ("Company"), each of the parties listed as "Grantors" on the signature pages thereto and those additional entities that thereafter become grantors thereunder (collectively, jointly and severally, "Grantors" and each individually "Grantor"), and THE BANK OF NEW YORK COMPANY, N.A., in its capacity as Collateral Agent for the Holders (together with its successors and assigns in such capacity, "Collateral Agent").

                                   WITNESSETH:

     WHEREAS, pursuant to that certain Indenture dated of November 30, 2004 (as amended, restated, supplemented or otherwise modified from time to time, including all exhibits and schedules thereto, the "Indenture") among Company, each of the Guarantors named therein ("Guarantors"), and the Bank of New York Trust Company, N.A., as Trustee and Collateral Agent, Company has issued to the Holders its 9% Senior Secured Notes Due 2011, and may issue from time to time additional notes in connection with the provisions of the Indenture (as same may be amended and restated, supplemented or otherwise modified from time to time, collectively, the "Notes") from time to time pursuant to the terms and conditions thereof;

     WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement and/or the Indenture;

     WHEREAS, the New Grantors (as hereinafter defined) have entered into this Supplement in order to induce the Purchasers to purchase additional notes in the aggregate principal amount of $105,000,000; and

     WHEREAS, pursuant to Section 4.15 of the Indenture, new Domestic Restricted Subsidiaries of Company, must execute and deliver to Collateral Agent certain amendments to the Collateral Agreements, including the Security Agreement, and the execution and delivery of such amendment thereof by the undersigned new Grantor or Grantors (collectively, the "New Grantors") may be accomplished by the execution and delivery of this Supplement in favor of Collateral Agent, for the benefit of the Trustee, Collateral Agent and the Holders.

     NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each New Grantor hereby agrees as follows:

     1. In accordance with Section 24 of the Security Agreement, each New Grantor, by its signature below, becomes a "Grantor" under the Security Agreement with the same force and effect as if originally named therein as a "Grantor" and each New Grantor hereby (a) agrees to all of the terms and provisions of the Security Agreement applicable to it as a "Grantor" thereunder and (b) represents and warrants that the representations and warranties made by it as a "Grantor" thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, each New Grantor, as security for the payment and performance in full of the Secured Obligations, does hereby grant, assign, and pledge to Collateral Agent, for the benefit of the Trustee, Collateral Agent and the Holders, a security interest in and security title to the assets of such New Grantor of the type described in Section 2 of the Security Agreement to secure the full and prompt payment of the Secured Obligations, including, without limitation, any interest thereon, plus reasonable attorneys' fees and expenses if the Secured Obligations represented by the Security Agreement are collected by law, through an attorney-at-law, or under advice therefrom to the extent such fees and expenses are required to be paid by the Borrowers under the Credit Agreement. Schedule 1, "Copyrights," Schedule 2, "Intellectual Property Licenses," Schedule 3, "Patents," Schedule 4, "Pledged Companies," Schedule 5, "Trademarks," Schedule 6, "Commercial Tort Claims," Schedule 7, "Owned Real Property," and Schedule 8, "List of Uniform Commercial Code Filing Jurisdictions," attached hereto supplement Schedule 1, Schedule 2, Schedule 3,
Schedule 4, Schedule 5,

Schedule 6, Schedule 7, and Schedule 8, respectively, to the Security Agreement and shall be deemed a part thereof for all purposes of the Security Agreement. Each reference to a "Grantor" in the Security Agreement shall be deemed to include each New Grantor. The Security Agreement is incorporated herein by reference.

     2. Each New Grantor represents and warrants to the Trustee, Collateral Agent and the Holders that this Supplement has been duly executed and delivered by such New Grantor and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

     3. This Supplement may be executed in multiple counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. Delivery of a counterpart hereof by facsimile transmission or by e-mail transmission shall be as effective as delivery of a manually executed counterpart hereof.

     4. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

     5. Notwithstanding anything to the contrary contained herein, this Supplement shall not be effective until the execution and delivery of the Fifth Supplemental Indenture dated as of the date hereof, entered into by the Company, the Guarantors signatory thereto, the New Guarantors (as defined therein), and the Trustee, at which time this Supplement shall be effective immediately without any further action.

     6. This Supplement shall be construed in accordance with and governed by the laws of the State of New York, without regard to the conflict of laws principles thereof.

                            [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, each New Grantor and Collateral Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

                                        NEW GRANTORS:

                                        TB WOOD'S INCORPORATED,
                                        a Pennsylvania corporation, as a New
                                        Grantor


                                        By: /s/ William T. Fejes, Jr.
                                            ------------------------------------
                                        Name: William T. Fejes, Jr.
                                              ----------------------------------
                                        Title: President, CEO and Director
                                               ---------------------------------


                                        PLANT ENGINEERING CONSULTANTS, LLC,
                                        a Tennessee limited liability company,
                                        as a New Grantor


                                        By: /s/ William T. Fejes, Jr.
                                            ------------------------------------
                                        Name:  William T. Fejes, Jr.
                                               ---------------------------------
                                        Title: President
                                               ---------------------------------


                                        TB WOOD'S ENTERPRISES, INC.,
                                        a Delaware corporation, as a New Grantor

                                        By: /s/ Joseph C. Horvath
                                            ------------------------------------
                                        Name:Joseph C. Horvath
                                             -----------------------------------
                                        Title:President and Treasurer
                                              ----------------------------------


                                        TB WOOD'S CORPORATION,
                                        a Delaware corporation, as a New Grantor


                                        By: /s/ William T. Fejes, Jr.
                                            ------------------------------------
                                        Name: William T. Fejes, Jr.
                                              ----------------------------------
                                        Title: President, CEO and Director
                                               ---------------------------------


                                        COLLATERAL AGENT:

                                        THE BANK OF NEW YORK TRUST COMPANY,
                                        N.A., as Collateral Agent


                                        By:  /s/ Sandee Parks
                                             ----------------------------------
                                        Name: Sandee Parks
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------

              [SIGNATURE PAGE OF SUPPLEMENT TO SECURITY AGREEMENT]

                                   SCHEDULE 1

                                   COPYRIGHTS

     None.

                                   SCHEDULE 2

                         INTELLECTUAL PROPERTY LICENSES

     Trademark Licenses:

     1. Agreement between T.B. Wood's Sons Company and Nabeya Kogyo Co., Ltd., dated April 8, 1986.

     2. Agreement between T.B. Wood's Sons Company and Daido-Sprag Ltd., dated December 13, 1994.

     3. Agreement between T.B. Wood's Incorporated and Daido Precision Ltd., dated April 1, 2000.

     4. License Agreement between Plant Engineering Consultants, Inc. and TB Wood's Enterprises, Inc. dated January 1, 2000.

     5. License Agreement between Societe Industrielle de Transmissions d/b/a Texrope and T.B. Wood's Sons Company dated July 1, 1972.

     6. Addendum Number 1 to the License Agreement between TB Wood's Sons company and Societe Industrielle de Transmissions d/b/a Texrope, dated June 18, 1982.

                                   SCHEDULE 3

                                     PATENTS

                                                                REGISTRATION   REGISTRATION
        GRANTOR             COUNTRY             PATENT               NO.           DATE
        -------          -------------   --------------------   ------------   ------------
TB Wood's Incorporated   United States   Housing for Motor      D343,387       1/18/1994
                                         Control Equipment
TB Wood's Incorporated   United States   Combination of a       5,465,804      11/14/1995
                                         Power Steering Pump
                                         and Air Conditioning
                                         Compressor in an
                                         Automotive Vehicle
TB Wood's Incorporated   United States   Shaft Mountable        5,304,101      4/19/1994
                                         Bushing and Hub for
                                         Industrial Power
                                         Transmissions
TB Wood's Incorporated   United States   Precision Winding      6,311,920      11/6/2001
                                         Method and Apparatus
TB Wood's Incorporated   United States   Flexible Coupling      5,611,732      3/18/1997
                                         with End Stress
                                         Relief Structure

                                   SCHEDULE 4

                                PLEDGED COMPANIES

                                                          NUMBER OF         CLASS OF     PERCENTAGE OF  CERTIFICATE  PERCENTAGE OF
     NAME OF PLEDGOR        NAME OF PLEDGED COMPANY      SHARES/UNITS      INTERESTS      CLASS OWNED       NOS.     CLASS PLEDGED
     ---------------      ---------------------------  ---------------  ---------------  -------------  -----------  -------------
Altra Industrial Motion,  TB Wood's Corporation             1,000            common           100%          C-1           100%
Inc.

TB Wood's Corporation     TB Wood's Incorporated          1,125,000          common           100%           2            100%

TB Wood's Incorporated    Plant Engineering            100% membership  LLC  membership       100%          n/a           100%
                          Consultants, LLC                 interest        interests

TB Wood's Incorporated    TB Wood's Enterprises, Inc.       3,000            common           100%           2            100%

TB Wood's Incorporated    Industrial Blaju, S.A. de         50,000           common           100%           1             65%
                          C.V.

TB Wood's Incorporated    T.B. Wood's Canada Ltd.           5,255            common           100%          1014           65%

TB Wood's Incorporated    Berges Electronic GmBH                                              100%                         65%

                                   SCHEDULE 5

                                   TRADEMARKS

                                                     APPLICATION/
                                                     REGISTRATION
     GRANTOR           COUNTRY           MARK             NO.        APP/REG DATE
     -------        -------------   --------------   -------------   ------------
TB Wood's           United States   ALL-PRO          75/290,731/     5/12/1997/
Enterprises, Inc.                                    2,165,737       6/16/1998
TB Wood's           United States   BRAKETRON        73/254,657/     3/19/1980/
Enterprises, Inc.                                    1,164,393       8/11/1981
TB Wood's           United States   DECK             73/581,633/     2/7/1986/
Enterprises, Inc.                   (stylized)       1,409,209       9/16/1986
TB Wood's           United States   DISC-O-TORQUE    72/285,224/     11/20/1967/
Enterprises, Inc.                                    859,264         10/29/1968
TB Wood's           Mexico          DURA-FLEX        267,615/        6/9/1997/
Enterprises, Inc.                                    552,086         6/26/1997
TB Wood's           United States   DURA-FLEX        73/158,649/     2/13/1978/
Enterprises, Inc.                                    1,116,828       4/24/1979
TB Wood's           United States   E-FLOW           75/280,015/     4/23/1997/
Enterprises, Inc.                                    2,169,361       6/30/1998
TB Wood's           United States   E-trAC           73/491,494/     7/24/1984/
Enterprises, Inc.                   (Stylized)       1,333,061       4/30/1985
TB Wood's           United States   E-TROL+PLUS      75/273,178/     4/11/1997/
Enterprises, Inc.                                    2,156,683       5/12/1998
TB Wood's           United States   FIRST IN         73/526,310/     3/11/1985/
Enterprises, Inc.                   COUPLINGS        1,361,466       9/24/1985
TB Wood's           Canada          FORMFLEX         352,690/
Enterprises, Inc.                                    215,307         8/23/1991
TB Wood's           United States   FORM-FLEX        75/273,175/     4/11/1997/
Enterprises, Inc.                                    2,152,362       4/21/1998

                                                      APPLICATION/
                                                     REGISTRATION
     GRANTOR           COUNTRY           MARK             NO.        APP/REG DATE
     -------        -------------   --------------   -------------   ------------
TB Wood's           United States   IMD              75/272,935/     4/11/1997/
Enterprises, Inc.                                    2,261,432       7/13/1999
TB Wood's           United States   NLS              75/273,181/     4/11/1997/
Enterprises, Inc.                                    2,152,366       4/21/1998
TB Wood's           Canada          PDA-TRAC         1,210,875/      3/24/2004/
Enterprises, Inc.                                    TMA669,532      8/9/2006
TB Wood's           Mexico          PDA-TRAC         862222/         4/21/2004/
Enterprises, Inc.                                    862222          4/21/2004
TB Wood's           United States   PDA-TRAC         78/329,999      11/19/2003/
Enterprises, Inc.                                    2,986,366       8/16/2005
TB Wood's           United States   PETRO-TRAC       78/052,072/     3/8/2001/
Enterprises, Inc.                                    2,641,082       10/22/2002
TB Wood's           United States   POOLE            75/251,697/     2/28/1997/
Enterprises, Inc.                                    2,191,918       9/29/1998
TB Wood's           Mexico          QT POWER CHAIN   573133/         10/20/2002/
Enterprises, Inc.                                    818826          1/26/2004
TB Wood's           United States   QT POWER CHAIN   76/403,299/     5/2/2002/
Enterprises, Inc.                                    2,723,745       6/10/2003
TB Wood's           United States   ROTO-CAM         72/285,223/     11/20/1967/
Enterprises, Inc.                                    859,263         10/29/1968
TB Wood's           United States   ROTO-CONE        72/015,359/     9/10/1956/
Enterprises, Inc.                                    676,279         3/31/1959
TB Wood's           Canada          SPEEDLIGN        1,223,603/      7/14/2004/
Enterprises, Inc.                                    TMA665,131      5/29/2006
TB Wood's           Mexico          SPEEDLIGN        666,531/        7/14/04/
Enterprises, Inc.                                    896,028         8/23/05
TB Wood's           United States   SPEEDLIGN        78/350,700/     1/12/2004/
Enterprises, Inc.                                    2,991,827       9/6/2005
TB Wood's           United States   S-TRAC           75/272,936/     4/11/1997/
Enterprises, Inc.                                    2,257,668       6/29/1999

                                                      APPLICATION/
                                                     REGISTRATION
     GRANTOR           COUNTRY           MARK             NO.        APP/REG DATE
     -------        -------------   --------------   -------------   ------------
TB Wood's           United States   SUPERSTART       74/104,389/     10/9/1990/
Enterprises, Inc.                                    1,686,040       5/12/1992
TB Wood's           United States   SURE GRIP        71/640,418/     1/6/1953/
Enterprises, Inc.                   (stylized)       645,415         5/14/1957
TB Wood's           Great Britain   SUREFLEX         B998,327/       9/13/1993
Enterprises, Inc.                                    B998,327
TB Wood's           Australia       SURE-FLEX        B375,472/       5/13/1982/
Enterprises, Inc.                                    B375,472        5/13/1989
TB Wood's           Canada          SURE-FLEX        645,519/        11/23/1989/
Enterprises, Inc.                                    380,915         3/1/1991
TB Wood's           Japan           SURE-FLEX        40,343/1982/    5/12/1982/
Enterprises, Inc.                                    1,923,250       12/24/1986
TB Wood's           Switzerland     SURE-FLEX        405,626/        9/14/1992/
Enterprises, Inc.                                    405,626         9/14/1992
TB Wood's           United States   SURE-FLEX        72/043,720/     1/9/1958/
Enterprises, Inc.                   (stylized)       668,649         10/21/1958
TB Wood's           Japan           SUREFLEX         7-700836/       1/13/1995/
Enterprises, Inc.                   and Katakana     1,740,974       1/23/1995
TB Wood's           United States   SURE-GRIP        71/575,508/     3/15/1949/
Enterprises, Inc.                                    646,423         6/4/1957
TB Wood's           United States   SURE-GRIP        73/136,699/     8/8/1977/
Enterprises, Inc.                                    1,109,150       12/19/1978
TB Wood's           United States   TRUETUBE         75/273,177/     4/11/1997/
Enterprises, Inc.                                    2,152,364       4/21/1998
TB Wood's           United States   ULTRACON         72/300,318/     6/13/1968/
Enterprises, Inc.                                    862,655         12/31/1968
TB Wood's           United States   ULTRACON II      75/273,179/     4/11/1997/
Enterprises, Inc.                                    2,150,835       4/14/1998
TB Wood's           United States   ULTRA-HELIX      75/559,570/     9/25/1998/
Enterprises, Inc.                                    2,351,349       5/23/2000

                                                      APPLICATION/
                                                     REGISTRATION
     GRANTOR           COUNTRY           MARK             NO.        APP/REG DATE
     -------        -------------   --------------   -------------   ------------
TB Wood's           United States   ULTRA-V          73/001,734/     10/9/1973/
Enterprises, Inc.                                    1,001,969       1/21/1975
TB Wood's           United States   ULTRA-V          73/003,203/     10/10/1973/
Enterprises, Inc.                                    1,001,970       1/21/1975
TB Wood's           United States   U-TROL           73/104,511/     10/26/1976/
Enterprises, Inc.                                    1,070,167       7/26/1977
TB Wood's           United States   VAR-A-CONE       75/273,180/     4/11/1997/
Enterprises, Inc.                                    2,152,365       4/21/1998
TB Wood's           United States   W TB WOOD'S      75/107,136/     5/20/1996/
Enterprises, Inc.                   (and design)     2,059,245       5/6/1997
TB Wood's           Canada          WIN-TRAC         1,210,868/      3/24/2004/
Enterprises, Inc.                                    TMA664,172      5/12/2006
TB Wood's           Community       WIN-TRAC         3.828.019/      5/20/2004/
Enterprises, Inc.   Trademark                        3.828.019       11/15/2005
TB Wood's           Mexico          WIN-TRAC         653047          4/21/2004
Enterprises, Inc.
TB Wood's           United States   WIN-TRAC         78/306,778/     9/29/2003/
Enterprises, Inc.                                    2,961,309       6/7/2005
TB Wood's           Mexico          WOOD'S WORK      573134/         10/30/2002/
Enterprises, Inc.                                    904275          11/30/2002
TB Wood's           United States   WOOD'S@WORK      76/402,992/     5/2/2002/
Enterprises, Inc.                                    2,801,090       12/30/2003
TB Wood's Sons      Germany         FORM-FLEX        D 36648 7W2/    9/22/1983/
Company                                              1,053,953       9/23/1983
TB Wood's Sons      Germany         SUREFLEX         W24959/         4/5/1973/
Company                                              926 107         12/17/1974
TB Wood's           Argentina       DURA-FLEX        2,066,443/      1/23/1997/
Incorporated                                         1,783,301       3/27/2000
TB Wood's           Community       DURA-FLEX        507.277         2/7/1997
Incorporated        Trademark

                                                      APPLICATION/
                                                     REGISTRATION
     GRANTOR           COUNTRY           MARK             NO.        APP/REG DATE
     -------        -------------   --------------   -------------   ------------
TB Wood's           Japan           DURA-FLEX        27318/97/       3/17/1997/
Incorporated                                         4,166,483       7/10/1998
TB Wood's           Malaysia        DURA-FLEX        97/01971        2/19/1997
Incorporated
TB Wood's           Taiwan          DURA-FLEX        (86)5713/       2/1/1997/
Incorporated                                         807300          7/1/1998
TB Wood's           Japan           FORMFLEX         41,517/85/      8/19/1987/
Incorporated                                         1,975,830       8/19/1997
TB Wood's           Venezuela       PETRO-TRAC       2001-016447/    9/7/2001/
Incorporated                                         P-245856        8/22/2003
TB Wood's           Canada          QT POWER CHAIN   1,157,003/      10/25/2002/
Incorporated                                         TMA623,038      10/20/2004
TB Wood's           France          SPEEDLIGN        717,131/        6/19/1974/
Incorporated                                         1,286,266       6/19/1974
TB Wood's           Germany         SPEEDLIGN        935,511/
Incorporated                                         935,511         6/10/1974
TB Wood's           Great Britain   SPEEDLIGN        99999/
Incorporated                                         1,029,397       5/13/1974
TB Wood's           Singapore       SUREFLEX         2556/82/        5/21/1982/
Incorporated                                         T82/02556B      5/21/1982
TB Wood's           Benelux         SURE-FLEX        0316801/        10/20/1972/
Incorporated                                         0316801         10/20/1972
TB Wood's           Brazil          SURE-FLEX        810,942,631/    8/23/1982/
Incorporated                                         810,942,631     3/19/1995
TB Wood's           France          SURE-FLEX        02 3 196 347/   11/27/2002/
Incorporated                                         02 3 196 347    11/27/2002
TB Wood's           Italy           SURE-FLEX        MI2003002784/   9/25/1992/
Incorporated                                         654849          9/25/1974
TB Wood's           Canada          WOOD'S@WORK      1,157,004/      10/25/2002/
Incorporated                                         TMA626,975      11/29/2004

                                   SCHEDULE 6

                             COMMERCIAL TORT CLAIMS

     None.

                                   SCHEDULE 7

                               OWNED REAL PROPERTY

TB WOOD'S INCORPORATED

Main offices, warehouse Mechanical Division manufacturing plant:
440 North Fifth Street
Chambersburg, PA 17201

Electronics Division Offices and manufacturing plant
3181 Black Gap Road
Chambersburg, PA 17201

801 E. Industrial Ave.
Mt. Pleasant, Michigan 48858

2000 Clovis Baker Road
San Marcos, TX 78666

Houser Road
Greene, PA

                                   SCHEDULE 8

              LIST OF UNIFORM COMMERCIAL CODE FILING JURISDICTIONS

         Grantor                     Jurisdictions
         -------                     -------------
TB Wood's Corporation                Delaware

TB Wood's Incorporated               Pennsylvania

Plant Engineering Consultants, LLC   Tennessee

TB Wood's Enterprises, Inc.          Delaware